UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: March 29, 2012

STUDIO II BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2890-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 29, 2012, through its wholly-owned subsidiary, Hippo Lace Limited (“HLL”), the Registrant completed the acquisition of Sino Wish Limited, a Hong Kong corporation (“Sino Wish”), by purchasing all of the issued and outstanding shares of Sino Wish.   The seller in the transaction is Vivian Choi, the sole shareholder of Sino Wish.

Sino Wish is a subfranchisee of HLL, under the terms of a Franchise Agreement dated March 1, 2010, previously filed with the SEC as Exhibit 10.5 to the Registrant’s report on Form 8-K/A Amendment No. 1, filed on May 13, 2011.  Under the terms of the Franchise Agreement, Sino Wish is in the business of operating a Caffé Kenon coffee shop at Shop # 208-209, Tai Yan Plaza, 181 Johnston Road, Wanchai, Hong Kong.   The operations of the Caffé Kenon coffee shop owned by Sino Wish are similar to the operations of the Caffé Kenon coffee shop currently operated by HLL which is located in Causeway Bay, Hong Kong.  Both restaurants serve Italian-style espresso drinks using “Kenon” brand coffee imported from Italy, as well as breakfast, lunch, and dinner with a moderately-priced Italian style standard menu which includes pizza, spaghetti, risotto, salads, sandwiches and desserts.

The purchase price for the acquisition of Sino Wish was a total of $280,000, and was determined through arm’s length negotiation.  A total of $191,002 was paid through issuance to the seller of a total of 2,938,492 shares of common stock of the Registrant valued at $0.065 per share.  Such shares are restricted securities as defined in Rule 144 under the Securities Act of 1933.  The balance of the purchase price in the amount of $88,998, is payable through the agreement of HLL to assume and pay the outstanding balance of a shareholder loan owed by the seller to Sino Wish.   The shareholder loan assumed by HLL is due and payable, without interest, in four equal quarterly installments, with payments due as of the last day of each calendar quarter following the Closing Date hereunder.  The first such installment is due on or before June 30, 2012, and the entire unpaid balance is due on or before March 31, 2013.  HLL or its designees may also prepay the shareholder loan in whole or in part at any time during the fiscal year from April 1, 2012, to March 31, 2013.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

The audited financial statements of Sino Wish Limited for the period from inception (November 26, 2009) through March 31, 2010 and for the year ended March 31, 2011 are not currently available.  The required audited financial statements for the period from inception (November 26, 2009) through March 31, 2010 and for the year ended March 31, 2011 will be filed not later than June 14, 2012, by amendment to this Current Report on Form 8-K.

  In lieu of the required audited financial statements, unaudited financial statements of Sino Wish Limited for the period from inception (November 26, 2009) through March 31, 2010 and for the year ended March 31, 2011 are filed as exhibit 99.9 to this Current Report on Form 8-K.

Interim unaudited financial statements for the nine month period ended December 31, 2011, are filed as exhibit 99.10 to this Current Report on Form 8-K.  After completion of

(b)

Pro Forma Financial Information

Unaudited pro-forma condensed consolidated financial statements for the year ended March 31, 2011 and for the nine months period ended December 31, 2011 , are filed as exhibits as part of this Current Report on Form 8-K.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.

Description

10.12

Stock Purchase Agreement dated March 29, 2012, by and between Sino Wish Limited, a Hong Kong company, Vivian Choi, as Seller, and Hippo Lace Limited, a BVI company, as Buyer.*

99.9

Unaudited financial statements of Sino Wish Limited for the year ended March 31, 2011.*

99.10

Unaudited financial statement of Sino Wish Limited for the nine months ended December 31, 2011.*

99.11

Unaudited pro-forma condensed consolidated financial statements for the year ended March 31, 2011 and for the nine months period ended December 31, 2011.*

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II BRANDS, INC.

Date: March 29, 2012

/s/ Cheung Sing

---------------------------------
By:  Cheung Sing
Its:   President

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